Kite Realty Group Trust
September 2007

KRG LISTED NYSE
Kite Realty Group Trust September 2007

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-
looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects”,
“anticipates”, intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.  Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.  Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the
Company’s reports filed from time to time with the Securities and Exchange
Commission, including its 2006 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Kite Realty Group Trust September 2007

THREE YEAR PROGRESS

$584M
Enterprise
Value

32
Operating
Properties

39
Operating
Properties

$748M
Enterprise
Value

45
Operating
Properties

$1B
Enterprise
Value

51
Operating
Properties

4%
Dividend
Increase

Formation of
$1.25 billion
Prudential JV

Announcement
of $200 million
unsecured line

5%
Dividend
Increase

55
Operating
Properties

$1.3B
Enterprise
Value

20%
15%
10%
5%
0%
-5%
-10%
-15%
15.3%
10.5%
7.9%
6.5%
4.6%
-0.4%
-1.6%
-1.7%
-4.5%
-5.1%
-12.3%
RPT
EQY
KRG
FRT
REG
AKR
IRC
KIM
WRI
DDR
CDR

Kite Realty Group Trust September 2007

PEER GROUP PERFORMANCE

Source:  National Association of Real Estate Investment Trusts, Inc.

Peer Group One Year Total Return Summary

(August 31, 2006 – July 31, 2007)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
31.5%
27.3%
10.7%
10.3%
9.6%
6.1%
1.1%
-4.8%
-9.7%
-13.3%
-17.1%
KIM
DDR
KRG
WRI
FRT
IRC
REG
RPT
CDR
AKR
EQY

Kite Realty Group Trust September 2007

PEER GROUP PERFORMANCE

Quarter over Quarter FFO Growth

(Q2 2006 vs. Q2 2007)

SOUTHEAST STRATEGY - FLORIDA

First Florida development was over 10 years ago

Current portfolio includes 13 operating properties and four
development projects

Florida comprises 21% of the operating portfolio’s annualized base rent and 34% of the operating portfolio’s total GLA

Four Florida projects comprise 55% of the current development pipeline’s total estimated cost

Upon completion of the current development properties, KRG will own
8 operating properties in the Naples area totaling approximately 1.3 million square feet

Positive effects of baby boomer migration

Continued net migration of 1,000 people per day into Florida

Naples is the 7th fastest growing metro area in the US

Naples is 6th on Inc. Magazine’s list of best US cities for doing business

Information as of June 30, 2007

SOUTHEAST STRATEGY – NORTH CAROLINA

Information as of June 30, 2007

Acquired 126 acres in Cary, North Carolina for a proposed 1,500,000 square foot mixed-use development

Acquired 105 acres in Apex, North Carolina for a proposed 345,000 square foot mixed-use development

Together, these projects comprise 56% of our $286 million Visible
Shadow Pipeline

The Raleigh-Cary area was recently named by Forbes magazine as the best metro area for jobs due to income growth, low
unemployment, and low cost of living

Raleigh-Cary is home to the second most educated workforce in the
US

Research Triangle Park

40,000 jobs

Educational institutions: Duke, NC State, UNC

Fidelity is projected to bring 5,000 white collar jobs to the area over the next five years

COMMITTED MANAGEMENT

Senior management owns 22 percent of the Company and has acquired over 380,000 shares and 800,000 units since the IPO

0.2%

8 years

EVP & CFO

Dan Sink

22.0%

7.1%

16 years

President & CEO

John Kite

4.1%

12 years

Sr. EVP & COO

Tom McGowan

10.6%

47 years

Executive Chairman

Al Kite

Ownership 1

Tenure with

Company

(1)   As of August 22, 2007, and includes units of Operating Partnership.

KITE REALTY GROUP

MACY'S
LENSCRAFTERS
TARGET
OASIS
LOWE'S
CATHERINES
KERASOTES
PANERA
STAPLES
MARION COUNTY PUBLIC LIBRARY
macy's

KRG NYSE
Kite Realty Group Trust
September 2007

GLENDALE TOWN CENTER

GLENDALE TOWN CENTER

REDEVELOPMENT SUCCESS STORY

The property will consist of approximately 685,000 square feet of total
GLA and approximately 405,000 square feet of owned GLA upon
completion

Target Corporation will anchor the redevelopment with a projected store opening in summer 2008

Secured $5.7 million in TIF financing from the City of Indianapolis

Lowe’s Home Improvement, Macy’s, Kerasotes Theaters, Staples, and
Indianapolis-Marion County Public Library will remain open

Additional b-shops, professional office space, and two new outlots will comprise approximately 72,000 square feet of new construction

DEVELOPMENT PROCESS

Doug
Pedersen

Pre-
Development

John

Fox

Market
Research

George
McMannis

Dan

Meador

Todd
Oswald

Gregg

Poetz

Mark

Jenkins

JV
Structures

&
Financing

Asset
Management

Construction

Leasing

Land
Procurement

& Development

FULLY INTEGRATED TEAM

FULLY INTEGRATED DEVELOPMENT PROCESS

DEVELOPMENT PIPELINE

VALUE CREATION EMBEDDED IN CURRENT DEVELOPMENT PIPELINE

(1)    Adjusted to account for the Company’s share of projects held in joint ventures.

(2)   Reflects Parkside Town Commons being developed within the Prudential joint venture with the Company owning 20 percent upon commencement of construction.

(3)   Based on 37,312,820 common shares and operating partnership units outstanding as of June 30, 2007.

$3.06

Per Outstanding Share/Unit 3

$114M

Estimated Value Creation

(260M)

Less Cost

$374M

Value at 6.25% Cap Rate

$23.4M

Projected NOI

9.0%

Projected Yield

$260M

Total Pipeline Cost - KRG Share

$133M

Visible Shadow Pipeline 1,2

$127M

Current Development Pipeline 1

DEVELOPMENT PIPELINE

Information as of June 30, 2007

(1)    Dollar values in thousands.

(2)   Source:  Company filings.

Construction in

Progress

Assets

Ratio

REG

929,425

$

3,989,812

$

23.3%

KRG

200,553

$

1,019,167

$

19.7%

KIM

1,116,000

$

8,625,250

$

12.9%

AKR

91,441

$

897,694

$

10.2%

DDR

508,341

$

8,948,544

$

5.7%

FRT

109,215

$

2,901,155

$

3.8%

EQY

77,273

$

2,181,476

$

3.5%

WRI

125,313

$

4,624,152

$

2.7%

RPT

12,609

$

1,080,548

$

1.2%

DEVELOPMENT & REDEVELOPMENT PIPELINE

Information as of June 30, 2007

55.9%

82.9%

68.9%

79.0%

80.4%

31.7%

65.8%

100.0%

17.3%

66.1%

72.6%

58.7%

89.2%

Percent
Committed

Staples

$3,500

75,944

Naples, FL

100%

Shops at Eagle Creek

$18,500

760,944

Sub-Total

Redevelopments

Target (non-owned), Lowe’s

$15,000

685,000

Indianapolis, IN

100%

Glendale Town Center

$183,100

1,466,870

Sub-Total

Whole Foods, Staples

$47,000

157,800

Ft. Lauderdale, FL

50%

Cobblestone Plaza 2

50%

95%

80%

100%

100%

100%

50%

60%

100%

KRG

% Owned

Seattle, WA

Tri-Cities, WA

Portland, OR

Chicago, IL

Indianapolis, IN

Indianapolis, IN

Crown Point, IN

Tampa, FL

Naples, FL

MSA

Project

Projected

Total GLA1

Total Est.

Cost (000s)

Anchor Tenants

Tarpon Springs Plaza

276,350

$28,000

Target (non-owned), Staples,

Cost Plus, AC Moore

Bayport Commons 2

281,100

$25,000

Target (non-owned), Michael’s,
PetSmart

Beacon Hill 2

162,700

$17,000

Strack & VanTil's (non-owned),
Walgreens (non-owned)

Bridgewater
Marketplace I

50,820

$11,300

Walgreens (non-owned)

54th & College

20,100

$2,500

Fresh Market

Naperville Marketplace

169,600

$16,500

Caputo's Fresh Market (non-owned),
TJ Maxx

Cornelius Gateway 2

35,800

$5,400

Walgreens (non-owned)

Sandifur Plaza 2

27,400

$6,400

Walgreens

Gateway Shopping
Center 2

285,200

$24,000

Ross, PetSmart, Kohl’s (non-owned),
Winco (non-owned)

Total Development and Redevelopment Pipeline

2,227,810

$201,600

    (1)   Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

    (2)   Held in a joint venture entity.

VISIBLE SHADOW PIPELINE

Information as of June 30, 2007

TBD

$25,600

345,000

TBD

Raleigh, NC

100%

Peakway at 55

$285,600

$36,000

$90,000

$134,000

Est. Total

Cost 1

(000s)

100%

50%

40%

KRG

% Owned

Maple Valley

Delray

Marketplace 3

Parkside Town

Commons 2

Project

TBD

1,500,000

TBD

Raleigh, NC

Grocery, Theater

Jr. Boxes, Shops,

Restaurants

318,000

TBD

Delray Beach, FL

2,319,000

Grocery, Hardware Store,

Shops, Restaurants

156,000

TBD

Seattle, WA

Potential Tenancy

Est. Total

GLA 1

Estimated

Start

Date

MSA

(1)   Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)   Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to 20% upon commencement of construction.

(3)   Held in a joint venture entity.

MIXED-USE DEMAND

Land use planners are driven by “Smart Growth” and “New Urbanism”
approaches to development

Requires developers to create plans for combined uses – retail, hotel, residential, and office

Internal experience across product types is a strong advantage

Conrad Hilton - $100 million hotel development

Marriott - $90 million hotel development

Fortune 50 Company in Indianapolis - $100 million office development

Kite Realty Group Mixed-Used Projects

Parkside Town Commons – Cary, North Carolina

Peakway at 55 – Apex, North Carolina

Delray Marketplace – Delray Beach, Florida

Eddy Street Commons – South Bend, Indiana (University of Notre Dame)

RESEARCH TRIANGLE PARK
INTERNATIONAL AIRPORT
PLANNED FIDELITY CAMPUS
PARKSIDE TOWN COMMONS SITE
55

KRG NYSE
Kite Realty Group Trust September 2007

MIXED-USE DEMAND

Parkside Town Commons - Cary, NC

100 acres adjacent to the
Research Triangle Park

First project in Prudential JV

1.5 million SF of Estimated Total
GLA1

(1)

Estimated Total GLA based on preliminary site plans.

PIZZERIA
JAVA
GAMES

CAFE
CAFE

Kite Realty Group Trust September 2007

MIXED-USE DEMAND

Continuation of North Carolina
growth strategy

105 acres acquired 1st Quarter 2007

345,000 SF of Estimated Total GLA1

Peakway at 55 - Apex, NC

(1)

  Estimated Total GLA based on preliminary site plans.

KITE REALTY GROUP

STORE

STORE

KRG NYSE
Kite Realty Group Trust
September 2007

Potential retail tenants include
grocery, theater, jr. boxes,
restaurants and shops

318,000 SF of Estimated Total GLA1

$90,000,000 Total Estimated Cost1

Delray Marketplace – Delray Beach, FL

(1)

Total Estimated Cost and Estimated Total GLA based on
preliminary site plans.

MIXED-USE DEMAND

MIXED-USE DEMAND

Eddy Street Commons – South Bend, IN (University of Notre Dame)

Received final zoning approval

             July 16, 2007

Continue to work with City on
required tax increment financing
package

PRUDENTIAL JOINT VENTURE

Efficient Capitalization – PREI’s balance sheet is expected to allow the joint venture to achieve 100 percent financing on land acquisition and construction costs

Development Accretion – KRG’s capital outflows are expected to be aligned with FFO inflows

Risk Management – Encompasses developments and acquisitions with projected costs in excess of $50 million

Flexibility – At KRG’s option, projects with estimated costs less than $50 million can be eligible for the joint venture

Scalability – Combined potential equity commitments of $500 million are anticipated to be leveraged to approximately $1.25 billion of project costs

Enhanced Returns – KRG’s 20 percent share of the joint venture equity commitment will be enhanced through leasing, construction, development and management fees

Promote Upside – KRG’s share of joint venture increases as return hurdles are met

FUNDING THE PIPELINE

Prudential Joint Venture

Unsecured Credit Facility

Disposition of non-core, low growth assets

Approximately 125 acres of land held for future development on balance sheet in excess of current and visible shadow pipeline

As of June 30, 2007, 73% of the current pipeline and 34% of the visible shadow pipeline was ALREADY funded

KITE
REALTY GROUP

KRG
NYSE
Kite Realty Group Trust September 2007

OPERATING METRICS

For the Three Months Ended June 30, 2007

2.7x

2.6x

Fixed Charge Coverage 2

7.8%

6.8%

G&A / Revenue from Rental
Properties

94.6%

95.5%

Portfolio % Leased

67%

62%

FFO Payout %

72.0%

74.3%

NOI / Revenue

Selected

Peer Group

Average 1

KRG

(1)

   Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

   Defined as EBITDA divided by Interest Expense.

CORPORATE PROFILE

       Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the
United States. The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.
A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.